OLD WESTBURY FUNDS, INC.

Supplement Dated August 22, 2005 to the

Prospectus Dated March 16, 2005

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. Prospectus. This Supplement relates only to the Old Westbury Real Return Fund.

The following paragraph supplements the description of the Real Return Fund portfolio managers on page 29 of the Prospectus.

Mr. Preston Stahl, Senior Vice President of the Adviser, shares responsibility for the day-to-day investment management of the Real Return Fund, with particular emphasis on the agricultural, industrial, energy, and precious metals areas. He has worked as an analyst since 1996, initially with Brundage, Story and Rose, LLC, which was acquired by Bessemer in 2000. Mr. Stahl graduated with a B.S. from Vanderbilt University, an M.B.A. from Tulane University, and an M.Sc. from the London School of Economics and Political Science.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE